Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
36.
Subsequent events

Valens Acquisition

On August 22, 2022, the Company and The Valens Company Inc. (“Valens”) announced that they had entered into an arrangement agreement (the “Valens Arrangement Agreement”) pursuant to which the Company would acquire, subject to Valens’ shareholder approval and customary closing conditions, all of the issued and outstanding common shares of Valens, other than those owned by SNDL and its subsidiaries, by way of a statutory plan of arrangement (the “Valens Transaction”). Concurrently with the execution of the Valens Arrangement Agreement, the Company assumed Valens’ non-revolving term loan facility from its then-existing lender, and amended and restated the related credit agreement to provide for a $60.0 million non-revolving term loan facility with a maturity date of December 15,

2023 and an interest rate of 10% per annum (the “Valens Facility”). As Valens is now a wholly-owned subsidiary of the Company, the Valens Facility became inter-company debt following the closing of the Valens Transaction. The Valens Transaction closed on January 17, 2023.

The Valens Transaction consideration was comprised of (i) the assumption of Valens’ $60 million non-revolving term loan facility from its then existing lender, as described above, and (ii) an aggregate 27.6 million SNDL common shares valued at $84.0 million based on the fair value of each common share of the Company on the closing date (0.3334 of a SNDL common share for each Valens common share).

Valens is a manufacturer of cannabis products providing proprietary cannabis processing services, in addition to product development, manufacturing, and commercialization of cannabis consumer packaged goods. Valens products are formulated for the medical, health and wellness, and recreational consumer segments. Valens also distributes medicinal cannabis products to Australia through its subsidiary Valens Australia Pty Ltd. (“Valens Australia”). Additionally, Valens manufactured, distributed, and sold a wide range of CBD products in the United States through its subsidiary Green Roads, Inc. (“Green Roads”), prior to the Valens Transaction. Green Roads filed for bankruptcy in the United States on March 6, 2023. The Company has provided a superpriority secured debtor-in-possession line of credit to Green Roads in the amount of USD $1.75 million.

Due to the proximity of the closing of the Valens Transaction and the date of issuance of the consolidated financial statements, the Company has not yet prepared the acquisition date fair value of the total consideration transferred or the amounts recognized as of the acquisition date for each major class of assets acquired and liabilities assumed.

Superette Acquisition

On February 7, 2023, the Company announced that, in the context of the Superette Group’s (as defined below) proceedings under the CCAA, it had successfully closed the Superette Transaction (as defined below) contemplated by the agreement of purchase and sale dated August 29, 2022 (as amended and restated on December 12, 2022) (the “APS”) and the approval and vesting order issued by the Ontario Superior Court of Justice (Commercial List) on December 20, 2022.

The Superette Group sells cannabis and non-cannabis branded merchandise and has furthered its market exposure and brand awareness through private-label cannabis offerings. Pursuant to the APS, certain of the Superette entities, including Superette Inc. and Superette Ontario Inc. (“Superette Ontario”) (collectively, the “Superette Group”), have sold their right, title and interest in (i) the five Superette retail locations within Toronto and Ottawa; (ii) the intellectual property rights related to the Superette brand (the “Superette IP”); and (iii) the shares of Superette Ontario (collectively, the “Superette Transaction”).

Pursuant to applicable laws and regulatory considerations, SNDL directed that the shares of Superette Ontario be transferred to Spirit Leaf Ontario Inc. (“SLO”). SNDL has entered into an option agreement with SLO to purchase all of the issued and outstanding shares of Superette Ontario if certain conditions are met, including compliance with regulatory considerations. The retail location s and intellectual property were transferred to Superette Ontario to assist in operating the retail locations and the Superette IP was transferred to SNDL directly. Certain of the Superette IP will be licensed by SNDL to SLO to allow it to use the Superette brand in the retail locations.

Due to the proximity of the closing of the Superette Transaction and the date of issuance of the consolidated financial statements, the Company has not yet prepared the acquisition date fair value of the total consideration transferred or the amounts recognized as of the acquisition date for each major class of assets acquired and liabilities assumed.

LIGHTBOX Acquisition

On March 28, 2023, the Company announced that it had entered into an agreement (the “Lightbox Agreement”) with Lightbox Enterprises Ltd. (“Lightbox”) to acquire four cannabis retail stores operating under the Dutch Love Cannabis banner (“Dutch Love”). Under the Lightbox Agreement, SNDL will acquire from Lightbox the rights to four Dutch Love stores and the rights to use certain Dutch Love related intellectual property for total consideration of $7.8 million. The consideration is comprised of i) $1.5 million cash; ii) the cancellation of the $3.0 million debt owed by Lightbox to SNDL; and iii) $3.3 million payable in common shares of SNDL.

The transaction is expected to be completed in the context of Lightbox's proceedings under the CCAA from the Supreme Court of British Columbia (the “BC Court”). On December 2, 2022, the BC Court granted an order that approved a sale and investment solicitation process (“SISP”) in respect of the assets, undertakings and properties of Lightbox, and the Agreement is the result of the SISP process.

The transaction is anticipated to close by the end of May 2023.